                                                                   EXHIBIT 10(n)

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2. Time of Exercise. The Stock Option may be exercised, in whole or in
        ----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                 0%                       Immediately
                25%                       On the first anniversary of
                                          the Date of Grant
                50%                       On the second anniversary of
                                          the Date of Grant
                75%                       On the third anniversary of
                                          the Date of Grant
               100%                       On the fourth anniversary of
                                          the Date of Grant

     Notwithstanding the foregoing schedule, in the event of a Change in Control (as hereinafter defined) or a threatened Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable. Whether a Change in Control is threatened will be determined solely by the Board.

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, without regard to whether the Partipant is an employee of the Company or any Subsidiary at the time of exercise. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     For purposes of this Agreement, a "Change in Control" means the occurrence of any of the following events:

          (a) the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

          (b) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

          (c) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

          (d) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

          (e) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (e) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period.

Notwithstanding the foregoing provisions of clauses (c) or (d) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of clause (c) or clause (d) above solely because (A) the Company, (B) a Subsidiary, (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary or (D) Sterling Software, Inc. or any of its wholly owned subsidiaries (collectively, "SSW") either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof; provided, however, that the exception contained in clause (D) above with respect to the beneficial ownership of Voting Stock of the Company by SSW will expire, without further action, effective as of the date on which SSW no longer beneficially owns more than 10% of the outstanding Voting Stock of the Company.

     3.   Term.  The Stock Option will expire and all rights under this
          ----
Agreement will terminate on the fifth anniversary of the Date of Grant.

     4.   Restrictions on Exercise.  The Stock Option:
          ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Transferability of Stock Options.  This Stock Option may be
          --------------------------------
transferred by the Participant on five days prior written notice to the Company.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
- -------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will become immediately exercisable and may be exercised, subject to all conditions of the Plan and this Agreement, until the expiration of the term set forth in
Section 3. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     13.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     14.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     15.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer

                         PARTICIPANT:


                         ______________________________________
                         Signature
                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2. Time of Exercise. The Stock Option may be exercised, in whole or in
        ----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                 0%                       Immediately
                25%                       On the first anniversary of
                                          the Date of Grant
                50%                       On the second anniversary of
                                          the Date of Grant
                75%                       On the third anniversary of
                                          the Date of Grant
               100%                       On the fourth anniversary of
                                          the Date of Grant

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, subject to the provisions of Sections 9 and 10 below. In no event may the Stock

Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the fifth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  This Stock Option is not
          ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the

Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
- -------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of employment as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a Result of
          ----------------------------------------------------------------------
Death or Disability.  With respect to a Participant who is an employee of the
- -------------------
Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company and all Subsidiaries, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable through the 90th day following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments, from the Company. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     11.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     12.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     13.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     14.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     15.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     16.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND

ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199_.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer


                         PARTICIPANT:


                         ______________________________________
                         Signature

                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.  Time of Exercise.  The Stock Option may be exercised, in whole or in
         -----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                 0%                       Immediately
                25%                       On the first anniversary of
                                          the Date of Grant
                50%                       On the second anniversary of
                                          the Date of Grant
                75%                       On the third anniversary of
                                          the Date of Grant
               100%                       On the fourth anniversary of
                                          the Date of Grant

     Notwithstanding the foregoing schedule, in the event of a Change in Control (as defined in Section 1(c) of the Change-in-Control Severance Agreement dated _______________________ between the Participant and the Company and any amendments thereto) or a threatened Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, regardless of whether the Participant's employment with the Company or any Subsidiary terminates before the expiration of such term. Whether a Change in Control is threatened will be determined solely by the Board.

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, subject to the provisions of Sections 9 and 10 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the fifth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.  Non-Transferability of Stock Options.  This Stock Option is not
         ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
- -------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of employment as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a Result of
          ----------------------------------------------------------------------
Death or Disability.  With respect to a Participant who is an employee of the
- -------------------
Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company and all Subsidiaries, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable through the 90th day following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments, from the Company. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     11.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     12.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     13.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     14.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     15.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     16.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer


                         PARTICIPANT:


                         ______________________________________
                         Signature

                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.  Time of Exercise.  The Stock Option may be exercised, in whole or
         ----------------
in part, at any time on or after the date on which this Stock Option becomes effective, as provided in Section 1, without regard to whether the Participant is an employee of the Company or any Subsidiary at the time of exercise. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of the term described in Section 3 below.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.  Manner of Exercise.  The Stock Option may be exercised by written
         ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Transferability of Stock Options.  This Stock Option may be
          --------------------------------
transferred by the Participant on five days prior written notice to the Company.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death of Participant.  In the event of the death of
          ---------------------------------------
the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     13.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     14.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     15.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH

STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Title:________________________________


                         PARTICIPANT:


                         ______________________________________
                         Signature
                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

      2.  Time of Exercise.  The Stock Option may be exercised, in whole or in
          ----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                  0%                      Immediately
                 25%                      On the first anniversary of
                                          the Date of Grant
                 50%                      On the second anniversary of
                                          the Date of Grant
                 75%                      On the third anniversary of
                                          the Date of Grant
                100%                      On the fourth anniversary of
                                          the Date of Grant

     Notwithstanding the foregoing schedule, in the event of a Change in Control (as defined in Section 1(c) of the Change-in-Control Severance Agreement dated _______________________ between the Participant and the Company and any amendments thereto) or a threatened Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, regardless of whether the Participant's employment with the Company or any Subsidiary terminates before the expiration of such term. Whether a Change in Control is threatened will be determined solely by the Board.

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, subject to the provisions of Section 9 and 10 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.  Transferability of Stock Options.  This Stock Option may be transferred
         --------------------------------
by the Participant on five days prior written notice to the Company.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
- -------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will become immediately exercisable and may be exercised, subject to all conditions of the Plan and this Agreement, until the expiration of the term set forth in
Section 3. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a Result of
          ----------------------------------------------------------------------
Death or Disability.  With respect to a Participant who is an employee of the
- -------------------
Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company and all Subsidiaries, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable through the 90th day following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments ("Compensation"), from the Company. With respect to a Participant who is an employee of the Company or any Subsidiary on the Date of Grant and who subsequently ceases to be employed by the Company and all Subsidiaries due to "retirement," the Stock Option will continue to vest in accordance with Section 2 and will be exercisable until the expiration of the term set forth in Section 3 unless, within 60 days after the date of the Participant's "retirement," the Executive Committee of the Board, in its sole discretion, takes action to disapprove of such "retirement". In the event of such disapproval, the Stock Option will be exercisable through the 90th day following the last day on which the Participant is entitled to receive any Compensation. For purposes of this Agreement, "retirement" will mean termination of employment as a result of a voluntary resignation by the Participant on or after the date on which the Participant has been employed by the Company or any Subsidiary for ten years or more. In no event may the Stock Option be exercised after the expiration date set forth in
Section 3.

     11.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     12.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     13.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     14.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     15.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     16.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer

                         PARTICIPANT:


                         ______________________________________
                         Signature

                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Director"). The Company and the Director
agree as follows:

     1.  Grant of Stock Option.  The Company hereby grants to the Director
         ---------------------
effective as of March 13, 1996 (the "Date of Grant"), upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of 100,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at an exercise price per share equal to $______ (the "Option Price"), which is the price per share to the public of the shares of Common Stock offered and sold by the Company on the Date of Grant in the underwritten initial offering of the Common Stock. Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Director acknowledges receipt of a copy of the Plan.

      2.  Time of Exercise.  The Stock Option may be exercised, in whole or in
          ----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                 0%                       Immediately
                25%                       On the first anniversary of
                                          the Date of Grant
                50%                       On the second anniversary of
                                          the Date of Grant
                75%                       On the third anniversary of
                                          the Date of Grant
               100%                       On the fourth anniversary of
                                          the Date of Grant

     Notwithstanding the foregoing schedule, in the event of a Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable.

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Director to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the fifth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares, and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Director for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  This Stock Option is not
          ------------------------------------
assignable or transferable by the Director other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Director nor any of the Director's
          ---------------------
beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Director for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Continuing Rights.  If the Director dies or ceases to serve on the
          -----------------
Board prior to termination of the Director's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, until the expiration date set forth in Section 3. In the event of the death of the Director, the Stock Option may be exercised by the Director's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Director.

     10.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Director, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Director and the Director's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Director agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the

Secretary. Each notice to the Director or other person or persons then entitled to exercise the Stock Option will be addressed to the Director or such other person or persons at the Director's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Director to exercise the Stock Option.

     13.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Director, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Director; and may amend the Agreement in any other respect with the consent of the Director.

     14.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the 13th day of March, 1996.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer

                         DIRECTOR:


                         ______________________________________
                         [Name of Director]

                         Social Security Number_________________

                         Address for Notice
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2. Time of Exercise.  The Stock Option may be exercised, in whole or in
        ----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                 0%                       Immediately
                25%                       On the first anniversary of
                                          the Date of Grant
                50%                       On the second anniversary of
                                          the Date of Grant
                75%                       On the third anniversary of
                                          the Date of Grant
               100%                       On the fourth anniversary of
                                          the Date of Grant

     Notwithstanding the foregoing schedule, in the event of a Change in Control (as defined in Section 1(c) of the Change-in-Control Severance Agreement dated _______________________ between the Participant and the Company and any amendments thereto) or a threatened Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable. Whether a

Change in Control is threatened will be determined solely by the Board.

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, without regard to whether the Partipant is an employee of the Company or any Subsidiary at the time of exercise. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Transferability of Stock Options.  This Stock Option may be
          --------------------------------
transferred by the Participant on five days prior written notice to the Company.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
- -------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will become immediately exercisable and may be exercised, subject to all conditions of the Plan and this Agreement, until the expiration of the term set forth in
Section 3. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the

Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     13.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     14.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     15.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.


                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer

                         PARTICIPANT:


                         ______________________________________
                         Signature

                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.  Time of Exercise.  The Stock Option may be exercised, in whole or in
         ----------------
part, according to the following schedule:

             Percentage
             Exercisable                          Periods
             -----------                          -------
                 0%                       Immediately
                25%                       On the first anniversary of
                                          the Date of Grant
                50%                       On the second anniversary of
                                          the Date of Grant
                75%                       On the third anniversary of
                                          the Date of Grant
               100%                       On the fourth anniversary of
                                          the Date of Grant

          Notwithstanding the foregoing schedule, in the event of a Change in Control (as defined in Section 1(c) of the Change-in-Control Severance Agreement dated _______________________ between the Participant and the Company and any amendments thereto) or a threatened Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable. Whether a

Change in Control is threatened will be determined solely by the Board.

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, without regard to whether the Partipant is an employee of the Company or any Subsidiary at the time of exercise. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  This Stock Option is not
          ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
- -------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will become immediately exercisable and may be exercised, subject to all conditions of the Plan and this Agreement, until the expiration of the term set forth in
Section 3. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     13.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     14.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     15.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer

                         PARTICIPANT:


                         ______________________________________
                         Signature

                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

                             STERLING COMMERCE, INC.
                             1996 STOCK OPTION PLAN

                             Stock Option Agreement
                             ----------------------

     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and _______________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.  Grant of Stock Option.  Pursuant to a duly adopted resolution of
         ---------------------
the Special Stock Option Committee on ____________, (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of __________ shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price per share equal to $__________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.  Time of Exercise.  The Stock Option may be exercised, in whole or
         ----------------
in part, at any time on or after the date on which this Stock Option becomes effective, as provided in Section 1, without regard to whether the Participant is an employee of the Company or any Subsidiary at the time of exercise. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of the term described in Section 3 below.

     3.  Term.  The Stock Option will expire and all rights under this
         ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
         ------------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.  Manner of Exercise.  The Stock Option may be exercised by written
         ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Transferability of Stock Options.  This Stock Option may be
          --------------------------------
transferred by the Participant on five days prior written notice to the Company.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death of Participant.  In the event of the death of
          ---------------------------------------
the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     13.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     14.  Amendments.  The Special Stock Option Committee may, without the
          ----------
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     15.  GOVERNING LAW.  THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE
          -------------
STATE OF TEXAS AND WILL BE CONSTRUED AND

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

ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE, EXCEPT AS TO MATTERS OF CORPORATE LAW, WHICH WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the _____ day of _________________, 199__.

                         STERLING COMMERCE, INC.


                         By:___________________________________
                         Sterling L. Williams
                         Chairman and Chief Executive Officer


                         PARTICIPANT:


                         ______________________________________
                         Signature

                         _______________________________________
                         Print Name

                         Social Security Number_________________

                         Address for Notice:
                         _______________________________________

                         _______________________________________

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